UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 13, 2014, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will present at the Southwest IDEAS Investor Conference being held at the Marriott – Quorum Hotel in Addison, Texas at 10:00 a.m. Central time on Thursday, November 20, 2014 (the “Conference”). The Company’s presentation and participation at the Conference will be led by Eric Dupont, the Executive Vice President of Finance and Administration of the Company, and John D. Bluth, the Senior Vice President of Investor Relations and Corporate Communications of the Company, and will include information about the Company’s business operations, financial results, strategic initiatives and prospects for the future.

A copy of the press release issued by the Company announcing the Company’s participation at the Conference is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The slide presentation to be given at the Conference, along with a link to the audio webcast to the Conference, is available on the Investor Relations section of the Company’s website at www.powersecure.com, and a copy of the slide presentation is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Sidney Hinton, the President and Chief Executive Officer of the Company, and Messrs. Dupont and Bluth may also be giving this slide presentation from time to time, on and after the date this Report is filed, to other investors, investment analysts and other members of the financial and investment community.

The slide presentation filed herewith as Exhibit 99.2 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of PowerSecure International, Inc., issued November 13, 2014, announcing its participation at upcoming investor conference

99.2	Investment Slide Presentation of PowerSecure International, Inc., dated November 1914

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President of Finance and Administration

Dated: November 19, 2014

4